UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 09, 2013

LAREDO RESOURCES CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-171457	90-0822497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Jameson House
838 Hastings Street
Vancouver, British Columbia V6C0A6
(604) 669-9000

Registrant’s telephone number, including area code: 406-213-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

LAREDO RESOURCES CORP.

CURRENT REPORT ON FORM 8-K

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

Laredo Resources Corporation News Release – Pony Mountain Montana (Attached herein as Exhibit 99.1)

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit No.	Description

99.1	Laredo Resources Corporation – News Release Pony Mountain Montana.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAREDO RESOURCES CORP.

Date: October 9, 2013	By:	/s/ Robert Gardner
Robert Gardner
Chief Executive Officer

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